                          INVESTMENT ADVISORY AGREEMENT
                               CONSTELLATION FUNDS

         AGREEMENT made this 4th day of March, 2004, by and between Constellation Funds, a Delaware business trust (the "Trust"), and Constellation Investment Management Company, LP (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds, and to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

                  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Fund's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

                  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

         2. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described from time to time in the Funds' Prospectus(es) and Statement(s) of Additional Information. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                  It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds' Prospectuses and Statement of Additional Information.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified on Schedule B or Schedule C, as applicable, of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Funds held in non-interest bearing special deposits with a Federal Reserve Bank). The Adviser may, in its discretion and from time to time, waive a portion of its fee.

                  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         4. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

         5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

                  However, the Adviser will not bear expenses of any Fund which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this
                  Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3(a) or 3(b) and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

         11. LICENSE OF ADVISER'S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

         12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: John H. Grady, President, and if to the Adviser at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn:
                  John H. Grady, President.

         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTELLATION FUNDS

By:
    _____________________

Attest:
    _____________________


CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP


By:
    _____________________

Attest:
    _____________________

                                   SCHEDULE A,
                             AS AMENDED ___________,
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED MARCH 4, 2004

                                LISTING OF FUNDS

         Name of Fund

Constellation Target Select Equity Fund
Constellation TIP Small Cap Value Opportunities Fund
Constellation TIP Financial Services Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation TIP Tax Managed U.S. Equity Fund
Constellation Clover Large Cap Value Fund
Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation Clover Income Plus Fund
Constellation Chartwell Ultra Short Duration Fixed Income Fund
Constellation Chartwell Short Duration Fixed Income Fund
Constellation Chartwell High Yield Fund
Constellation HLAM Large Cap Value Fund
Constellation Strategic Value and High Income Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Select Value Fund
Constellation Sands Capital Select Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage(R) Fund
Constellation International Equity Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund
Constellation HLAM Large Cap Quality Growth Fund
Constellation TIP Midcap Core Fund

                                   SCHEDULE B
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT

                     FOR FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

         (a) GENERAL. The Trust shall pay to the Adviser, as compensation for the Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

         (b) INDEX, CLASS AND CHANGES TO THE CLASS. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the "Successor Class") is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

         (c) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

         (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

         (e) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

         (f) PERFORMANCE PERIOD. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the current month plus the preceding 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services and TIP Healthcare & Biotechnology Funds based upon performance achieved by such Fund prior to the effective date of this Agreement.

         (g) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

         (h) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

         (i) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

         (j) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                  SCHEDULE B-1,
                             AS AMENDED ___________,
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED MARCH 4, 2004


                  LISTING OF FUNDS WITH PERFORMANCE ADJUSTMENTS


------------------------------------------------ ------------------------------------------------ --------------------
                 NAME OF FUND                                   PERFORMANCE INDEX                  ANNUAL BASIC FEE
                                                                                                         RATE
------------------------------------------------ ------------------------------------------------ --------------------
Constellation TIP Target Select Equity           Russell 3000 Index                                     1.0625%
     Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation TIP Small Cap Value                Russell 2000 Value Index                                0.95%
     Opportunities Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation TIP Financial Services             S&P Financials Index                                    1.00%
     Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation TIP Healthcare &                   S&P 500 Healthcare Index                                1.00%
     Biotechnology Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation TIP Tax Managed U.S.               S&P 500 Index                                           0.75%
     Equity Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Clover Large Cap Value             Russell 1000 Value Index                                0.74%
     Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Clover Core Value                  Russell 3000 Index                                      0.74%
     Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Clover Small Cap Value             Russell 2000 Value Index                                0.85%
     Value Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Clover Core Fixed                  Lehman Brothers Aggregate Bond Index                    0.45%
     Income Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Clover Income Plus Fund            S&P 500 Index                                           0.50%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Chartwell Ultra Short              Merrill Lynch Three Month U.S.                          0.25%
     Duration Fixed Income Fund                       Treasury Bill Index
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Chartwell Short Duration           Lehman Brother 1 - 3 Year U.S. Gov't.                   0.25%
     Fixed Income Fund                                Bond Index
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Chartwell High Yield               Merrill Lynch High Yield, Cash Pay Index                0.55%
     Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation HLAM Large Cap Value               Russell 1000 Value Index                                0.70%
     Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Strategic Value and                Blended Index:                                          0.10%
     High Income Fund                            - 50% Russell 2000 Value, and
                                                 - 50% Merrill Lynch Cash Pay
                                                      High Yield Index
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Diversified Value Fund    Russell 1000 Value Index                                0.70%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Diversified Growth Fund   Russell 1000 Growth Index                               0.70%
------------------------------------------------ ------------------------------------------------ --------------------


------------------------------------------------ ------------------------------------------------ --------------------
                 NAME OF FUND                                   PERFORMANCE INDEX                  ANNUAL BASIC FEE
                                                                                                         RATE
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Select Value Fund         Russell 1000 Value Index                                0.70%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Sands Capital Select Growth Fund   Russell 1000 Growth Index                               0.85%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Small Cap Fund            Russell 2000 Index                                      0.70%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Family Heritage(R) Fund     Wilshire 5000 Index                                     0.90%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation International Equity Fund          MSCI All Country World ex U.S. Index                    0.95%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Taxable Bond Fund         Lehman U.S. Government/Credit Index                     0.40%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Pitcairn Tax-Exempt Bond Fund      Lehman Municipal Bond Index                             0.30%
------------------------------------------------ ------------------------------------------------ --------------------
Constellation HLAM Large Cap Quality Growth      Russell 1000 Growth Index                               0.75%
Fund
------------------------------------------------ ------------------------------------------------ --------------------
Constellation TIP Midcap Core Fund               Russell Midcap Index                                  [0.80]%*
------------------------------------------------ ------------------------------------------------ --------------------

* to be revised downward to [0.70]% upon the implementation of the performance fee adjustment beginning in [March 1,2006].

                                  SCHEDULE B-2,
                             AS AMENDED ___________,
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED MARCH 4, 2004


                           PERFORMANCE ADJUSTMENT RATE


---------------------------------------- --------------------- -------------------------------------------------------
         NAME OF FUND / CLASS               MAXIMUM RATE                            METHODOLOGY
                                              ADJUSTMENT
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Target Select                   +/- 0.15%        As detailed in Schedule B-3
     Equity Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation TIP Small Cap                   +/- 0.15%        As detailed in Schedule B-3
     Value Opportunities Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation TIP Financial                   +/- 0.25%        As detailed in Schedule B-3
     Services Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation TIP Healthcare &                +/- 0.25%        As detailed in Schedule B-3
     Biotechnology Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation TIP Tax Managed                 +/- 0.15%        As detailed in Schedule B-3
     U.S. Equity Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Clover Large Cap                +/- 0.10%        As detailed in Schedule B-3
     Value Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Clover Core Value               +/- 0.15%        As detailed in Schedule B-3
     Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Clover Small Cap                +/- 0.125%       As detailed in Schedule B-3
     Value Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Clover Core Fixed               +/- 0.08%        As detailed in Schedule B-3
     Income Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Clover Income                   +/-0.075%        As detailed in Schedule B-3
     Plus Fund
---------------------------------------- --------------------- -------------------------------------------------------



---------------------------------------- --------------------- -------------------------------------------------------
         NAME OF FUND / CLASS               MAXIMUM RATE                            METHODOLOGY
                                              ADJUSTMENT
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Chartwell  Ultra Short          +/- 0.06%        As detailed in Schedule B-3
Duration Fixed Income Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Chartwell Short Duration        +/- 0.06%        As detailed in Schedule B-3
Fixed Income Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Chartwell High Yield            +/- 0.10%        As detailed in Schedule B-3
Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation HLAM Large Cap                  +/- 0.10%        As detailed in Schedule B-3
     Value Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Strategic Value and             +/- 0.05%        As detailed in Schedule B-3
     High Income Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Diversified            +/- 0.10%        As detailed in Schedule B-3
Value Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Diversified            +/- 0.10%        As detailed in Schedule B-3
Growth Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Select Value           +/- 0.10%        As detailed in Schedule B-3
Fund
---------------------------------------- --------------------- -------------------------------------------------------


---------------------------------------- --------------------- -------------------------------------------------------
Constellation Sands Capital Select            +/- 0.15%        As detailed in Schedule B-3
Growth Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Small Cap Fund         +/- 0.10%        As detailed in Schedule B-3
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Family                 +/- 0.10%        As detailed in Schedule B-3
Heritage(R) Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation International Equity Fund       +/- 0.10%        As detailed in Schedule B-3
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Taxable Bond           +/- 0.08%        As detailed in Schedule B-3
Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Pitcairn Tax-Exempt Bond        +/- 0.06%        As detailed in Schedule B-3
Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation HLAM Large Cap Quality          +/- 0.10%        As detailed in Schedule B-3
Growth Fund
---------------------------------------- --------------------- -------------------------------------------------------
Constellation TIP Midcap Core Fund            +/- 0.10%        As detailed in Schedule B-3
---------------------------------------- --------------------- -------------------------------------------------------

                                  SCHEDULE B-3,
                             AS AMENDED ___________,
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED MARCH 4, 2004


                   METHODOLOGY FOR PERFORMANCE ADJUSTMENT RATE


The tables below describes the applicable advisory fees that the Adviser would receive based on each Fund's performance as compared to its benchmark index over a given performance period:


1.  CONSTELLATION TARGET SELECT EQUITY FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%


2.  CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%


3.  CONSTELLATION TIP FINANCIAL SERVICES FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.25%           Underperforms the Index by 3.01% or more      - 0.25%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%


4.  CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.25%           Underperforms the Index by 3.01% or more      - 0.25%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%


5. CONSTELLATION TIP TAX MANAGED U.S. EQUITY FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%




6.  CONSTELLATION CLOVER LARGE CAP VALUE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 5.01% or more        + 0.10%           Underperforms the Index by 5.01% or more      - 0.10%
Outperforms the Index by 4.01% to 5.00%      + 0.075%           Underperforms the Index by 4.01% to 5.00%    - 0.075%
Outperforms the Index by 3.01% to 4.00%      + 0.050%           Underperforms the Index by 3.01% to 4.00%    - 0.050%
Outperforms the Index by 2.01% to 3.00%      + 0.025%           Underperforms the Index by 2.01% to 3.00%    - 0.025%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%


7.  CONSTELLATION CLOVER CORE VALUE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 5.01% or more       + 0.125%           Underperforms the Index by 5.01% or more     - 0.125%
Outperforms the Index by 4.01% to 5.00%     + 0.09375%          Underperforms the Index by 4.01% to 5.00%   - 0.09375%
Outperforms the Index by 3.01% to 4.00%      + 0.0625%          Underperforms the Index by 3.01% to 4.00%    - 0.0625%
Outperforms the Index by 2.01% to 3.00%     + 0.03125%          Underperforms the Index by 2.01% to 3.00%   - 0.03125%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%


8.  CONSTELLATION CLOVER SMALL CAP VALUE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 5.01% or more        + 0.15%           Underperforms the Index by 5.01% or more      - 0.15%
Outperforms the Index by 4.01% to 5.00%      + 0.1125%          Underperforms the Index by 4.01% to 5.00%    - 0.1125%
Outperforms the Index by 3.01% to 4.00%      + 0.075%           Underperforms the Index by 3.01% to 4.00%    - 0.075%
Outperforms the Index by 2.01% to 3.00%      + 0.0375%          Underperforms the Index by 2.01% to 3.00%    - 0.0375%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%


9.  CONSTELLATION CLOVER CORE FIXED INCOME FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 5.01% or more        + 0.08%           Underperforms the Index by 5.01% or more      - 0.08%
Outperforms the Index by 4.01% to 5.00%       + 0.06%           Underperforms the Index by 4.01% to 5.00%     - 0.06%
Outperforms the Index by 3.01% to 4.00%       + 0.04%           Underperforms the Index by 3.01% to 4.00%     - 0.04%
Outperforms the Index by 2.01% to 3.00%       + 0.02%           Underperforms the Index by 2.01% to 3.00%     - 0.02%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%


10.  CONSTELLATION CLOVER INCOME PLUS FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 5.01% or more       + 0.075%           Underperforms the Index by 5.01% or more     - 0.075%
Outperforms the Index by 4.01% to 5.00%     + 0.05625%          Underperforms the Index by 4.01% to 5.00%   - 0.05625%
Outperforms the Index by 3.01% to 4.00%      + 0.0375%          Underperforms the Index by 3.01% to 4.00%    - 0.0375%
Outperforms the Index by 2.01% to 3.00%     + 0.01875%          Underperforms the Index by 2.01% to 3.00%   - 0.01875%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%

11.  CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 0.76% or more        + 0.06%           Underperforms the Index by 0.76% or more      - 0.06%
Outperforms the Index by 0.75% or less         0.00%            Underperforms the Index by 0.75% or less       0.00%


12.  CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 0.76% or more        + 0.06%           Underperforms the Index by 0.76% or more      - 0.06%
Outperforms the Index by 0.75% or less         0.00%            Underperforms the Index by 0.75% or less       0.00%


13.  CONSTELLATION CHARTWELL HIGH YIELD FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.10%           Underperforms the Index by 3.01% or more      - 0.10%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%


14.  CONSTELLATION HLAM LARGE CAP VALUE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 5.01% or more        + 0.10%           Underperforms the Index by 5.01% or more      - 0.10%
Outperforms the Index by 4.01% to 5.00%      + 0.075%           Underperforms the Index by 4.01% to 5.00%    - 0.075%
Outperforms the Index by 3.01% to 4.00%      + 0.050%           Underperforms the Index by 3.01% to 4.00%    - 0.050%
Outperforms the Index by 2.01% to 3.00%      + 0.025%           Underperforms the Index by 2.01% to 3.00%    - 0.025%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%


15.  CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms  the Index by 3.00% or less        0.00%            Underperforms the Index by 3.00% or less       0.00%


16.  CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 2.00% or more        + 0.10%           Underperforms the Index by 2.00% or more      - 0.10%
Outperforms the Index by 1.99% or less         0.00%            Underperforms the Index by 1.99% or less       0.00%


17.  CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 2.00% or more        + 0.10%           Underperforms the Index by 2.00% or more      - 0.10%
Outperforms the Index by 1.99% or less         0.00%            Underperforms the Index by 1.99% or less       0.00%


18.  CONSTELLATION PITCAIRN SELECT VALUE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.00% or more        + 0.10%           Underperforms the Index by 3.00% or more      - 0.10%
Outperforms the Index by 2.99% or less         0.00%            Underperforms the Index by 2.99% or less       0.00%


19.  CONSTELLATION PITCAIRN SANDS CAPITAL SELECT GROWTH FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.50% or more        + 0.15%           Underperforms the Index by 3.50% or more      - 0.15%
Outperforms the Index by 3.49% or less         0.00%            Underperforms the Index by 3.49% or less       0.00%


20.  CONSTELLATION PITCAIRN SMALL CAP FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 2.50% or more        + 0.10%           Underperforms the Index by 2.50% or more      - 0.10%
Outperforms the Index by 2.49% or less         0.00%            Underperforms the Index by 2.49% or less       0.00%


21.  CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 2.50% or more        + 0.10%           Underperforms the Index by 2.50% or more      - 0.10%
Outperforms the Index by 2.49% or less         0.00%            Underperforms the Index by 2.49% or less       0.00%


22.  CONSTELLATION INTERNATIONAL EQUITY FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 2.00% or more        + 0.10%           Underperforms the Index by 2.00% or more      - 0.10%
Outperforms the Index by 1.99% or less         0.00%            Underperforms the Index by 1.99% or less       0.00%


23.  CONSTELLATION PITCAIRN TAXABLE BOND FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 1.00% or more        + 0.08%           Underperforms the Index by 1.00% or more      - 0.08%
Outperforms the Index by 0.99% or less         0.00%            Underperforms the Index by 0.99% or less       0.00%


24.  CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 1.00% or more        + 0.06%           Underperforms the Index by 1.00% or more      - 0.06%
Outperforms the Index by 0.99% or less         0.00%            Underperforms the Index by 0.99% or less       0.00%


25.  CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.01% or more        + 0.10%           Underperforms the Index by 3.01% or more      - 0.10%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%


26.  CONSTELLATION TIP MIDCAP CORE FUND.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:

Outperforms the Index by 3.00% or more        + 0.10%           Underperforms the Index by 3.00% or more      - 0.10%
Outperforms the Index by 2.99% or less         0.00%            Underperforms the Index by 2.99% or less       0.00%


                                   SCHEDULE C
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED MARCH 4, 2004

                    FOR FUNDS WITH NO PERFORMANCE ADJUSTMENT

This Schedule B shall apply to each of the Funds identified on Schedule C-1 hereto.

         (a) The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 hereto.

         (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

                                  SCHEDULE C-1
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED MARCH 4, 2004

                         LISTING OF FUNDS AND FEE RATES


Name of Fund

None